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                                                                Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


In connection with the Annual Report of Lionbridge Technologies, Inc, a Washington corporation (the "Company"), on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Stephen J. Lifshatz, Chief Financial Officer of the Company, certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.
1350), that to my knowledge:


   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/S/ Stephen J. Lifshatz
-----------------------
Stephen J. Lifshatz
Chief Financial Officer
March 31, 2003


A signed original of this written statement required by Section 906 has been provided to Lionbridge Technologies, Inc. and will be retained by Lionbridge Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.